UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

EXPLANATORY NOTE

On August 23, 2022, Rafael Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the sale of the building owned by Broad Atlantic Associates, LLC, a wholly owned subsidiary of the Company, located at 520 Broad Street in Newark, New Jersey and an associated 800-car public garage (the “Property”) to 520 Broad Holdings LLC, 26 Lombardy Holdings LLC and 1073 McCarter Holdings LLC for a purchase price of $49.4 million (the “Sale”).

The Initial Form 8-K stated that the unaudited pro forma financial information related to the Sale would be filed by amendment to the Initial Form 8-K.

This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the unaudited pro forma financial information as described in Item 9.01(b). No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Sale.

The unaudited pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, are based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Sale and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of April 30, 2022, and unaudited pro forma consolidated statements of operations for the nine months ended April 30, 2022 and for the year ended July 31, 2021 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(d)	Exhibits.

Exhibit No.	Document
99.1	Unaudited pro forma consolidated balance sheet as of April 30, 2022, and unaudited pro forma consolidated statements of operations for the nine months ended April 30, 2022 and for the year ended July 31, 2021.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ William Conkling
	Name:	William Conkling
	Title:	Chief Executive Officer

Dated: August 26, 2022

EXHIBIT INDEX

Exhibit No.	Document
99.1	Unaudited pro forma consolidated balance sheet as of April 30, 2022, and unaudited pro forma consolidated statements of operations for the nine months ended April 30, 2022 and for the year ended July 31, 2021.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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